Certain confidential information contained in this document, marked by [***], has been omitted because such information is both not material and is the type that the Company customarily and actually treats that as private or confidential.

Exhibit 10.19

FOURTH AMENDMENT TO THE
RESEARCH COLLABORATION AGREEMENT

This Fourth Amendment (the “Fourth Amendment”), dated as of January 25, 2022 (“Fourth Amendment Effective Date”), to that certain Research Collaboration Agreement (the “Agreement”) dated as of December 20, 2018, is entered into by and among APRINOIA Therapeutics Limited (“APN”) with its principal place of business being 31/F, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong, H. Lundbeck A/S (“Lundbeck”), having an office at Ottiliavej 9, Valby, 2500, Denmark, and AbbVie Inc. (“AbbVie”), a company having an office at 1 N Waukegan Rd, North Chicago, IL, USA. APN, Lundbeck and AbbVie are each a “Party” and collectively, the “Parties”.

Whereas, the Agreement was originally entered into by and among Lundbeck, AbbVie and APRINOIA Therapeutics Inc. (Taiwan), a company having an office at 17F, No. 3, Park St., Nangang District, Taipei City 11503, Taiwan,

Whereas, the Agreement was amended by First Amendment (the “First Amendment”) dated as of February 20, 2019, the Second Amendment (the “Second Amendment”) dated as of December 1, 2019 and the Third Amendment (the “Third Amendment”) dated as of November 30, 2020,

Whereas, the Agreement along with the First Amendment, Second Amendment and Third Amendment was assigned to APN by APRINOIA Therapeutics Inc. (Taiwan) via an Assignment Agreement dated as of August 4, 2021, and

Whereas, APN, Lundbeck and AbbVie now desire to amend the Agreement further as set out herein.

Now, Therefore, subject to the full execution of this Fourth Amendment, APN, Lundbeck and AbbVie hereby agree to the following amendments:

1.

Following compounds are added to Appendix II:

[***]

2.	Except as specifically amended hereby, all provisions of the Agreement, the First Amendment, the Second Amendment and the Third Amendment shall remain in full force and effect.

Signature page follows

IN WITNESS WHEREOF the Parties have executed and delivered this Fourth Amendment by their duly authorized representatives as of the Fourth Amendment Effective Date.

APRINOIA Therapeutics Limited (Hong Kong)	H. Lundbeck A/S

By:	/s/ Ming-Kuei Jang	By:	/s/ Klaus Baek Simonsen

Name:	Ming-Kuei Jang	Name:	Klaus Baek Simonsen

Title:	CEO	Title:	VP

Date:	25-Jan-2022	Date:	25-Jan-2022

AbbVie Inc.

By:	/s/ Michelle A. Parks

Name:	Michelle A. Parks

Title:	Head, Technology Licensing

Date:	26-Jan-2022

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